Exhibit 10.1

                       SECURITIES PURCHASE AGREEMENT

   This Securities Purchase Agreement (this " Agreement ") is dated as of September 17, 2008, among Integrated Micrometallurgical Systems, Inc., a Nevada corporation (the " Seller"), and Baysville International Limited, a corporation (the "Buyer"); and

   WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company $20,000 of shares of Common Stock on the Closing Date.

   NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                 ARTICLE 1

                     PURCHASE AND SALE OF COMMON STOCK
                     ---------------------------------

1.1
   Sale of Common Stock . Upon the terms set forth herein, on the date on which Buyer and Seller shall mutually agree (the "Closing Date"), Seller shall sell, convey, transfer, assign, and deliver to Buyer, and Buyer shall purchase from Seller, the number of shares of Common Stock of the Company set forth on Schedule 1 attached hereto.

                                 ARTICLE 2

                                  CLOSING
                                  -------

2.1
   Closing Date .  The Closing shall be consummated in accordance with
Section 1.1 above.

2.2
   Purchase Price . The purchase price for the Common Stock (the "Purchase Price") shall be equal to Twenty Thousand Dollars ($20,000) or 400,000 shares of restricted common stock at $.05 per share.

2.3
   Seller's Deliveries . Prior to Closing or shortly thereafter, Seller shall deliver to Buyer all the following:

   (1)
        Stock certificates representing 400,000 shares of Common Stock.
   (2)
        If so requested by Buyer, an opinion of counsel from the attorney for the Seller in form to be agreed upon by Buyer and Seller;
   (3)
        A Certificate of Good Standing issued by the Secretary of State of the state of Nevada;
   (4)
        Certificates of Good Standing from the Secretaries of State of any other states in which the Company is required to register as a foreign corporation; and
   (5)
        Any and all other instruments, agreements or certificates contemplated by this Agreement or otherwise requested by Buyer.
   (6)
        A copy of the most recent 10-KSB for the period ending June 30, 2007 and a copy of the most recent 10-QSB for the period ending March 31, 2008.

                                  ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

3.1
   Representations of the Seller . The Seller hereby represents and warrants to Buyer as follows:

   (1)
        Corporate Status . The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite power and authority to carry on the business as now being conducted. The Company is legally qualified to transact business as a foreign corporation in all jurisdictions where failure to be so qualified would have a material adverse effect on its business. There is no pending or, to the Company's knowledge, threatened, proceeding for the dissolution, liquidation, insolvency or rehabilitation of the Company.

   (2)
        Power and Authority . The Company has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company has taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby. This Stock Purchase Agreement has been approved by the Board of Directors of the Company, pursuant to a unanimous written consent.

   (3)
        Enforceability . This Agreement has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

   (4)
        Capitalization . All of the 11,695,000 issued and outstanding shares of common capital stock of the Company (i) have been duly authorized and validly issued and are fully paid and non-assessable, (ii) were issued in compliance with all applicable state and federal securities laws, and (iii) were not issued in violation of any preemptive rights or rights of first refusal. No preemptive rights or rights of first refusal exist with respect to the shares of capital stock of the Company and no such rights arise by virtue of or in connection with the transactions contemplated hereby. There are no outstanding or authorized rights, options, warrants, convertible securities, subscription rights, conversion rights, exchange rights or other agreements or commitments of any kind that could require the Company to issue or sell any shares of its capital stock (or securities convertible into or exchangeable for shares of its capital stock). There are no outstanding stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company. There are no proxies, voting rights or other agreements or understandings with respect to the voting or transfer of the capital stock of the Company. The Company is not obligated to redeem or otherwise acquire any of its outstanding shares of capital stock.

   (5)
        Shareholders of the Company . The Company's shareholders own the Common Stock free and clear of all liens, restrictions and claims of any kind. Such shares are not subject to any voting trust agreement, proxy or other contract.

   (6)
        No Violation . The execution and delivery of this Agreement by the Company, the performance by the Company and the respective obligations hereunder and the consummation by the Seller of the transactions contemplated by this Agreement will not (i) contravene any provision of the articles of incorporation or bylaws of the Company, (ii) violate any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Company or Seller;
(iii) result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract which is applicable to, binding upon or enforceable against the Company, (iv) result in or require the creation or imposition of any lien upon or with respect to any of the property or assets of the Company, or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person.

   (7)
        Records . The copies of the articles of incorporation, bylaws and all Securities & Exchange filings of the Company, which are available for review by the Buyer are true, accurate and complete and reflect all amendments made through the date of this Agreement. All material corporate actions relating to the Company's business or relating to the transactions contemplated by this Agreement taken by the Company have been duly authorized or ratified. All accounts, books, ledgers and official and other records of the Company and relating to its business or relating to the transactions contemplated by this Agreement have been fully, properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained therein.

   (8)
        Litigation . There is no action, suit, or other legal or administrative proceeding relating to the Company pending or to its knowledge threatened against the Company or which questions the validity or enforceability of this Agreement or the transactions contemplated hereby. There are no outstanding orders, decrees or stipulations relating to the Company issued by any governmental authority in any proceeding to which the Company is or was a party which have not been complied with in full or which continue to impose any material obligations on the Company.

   (9)
        Good Title to, Condition of and Adequacy of Assets .
          (i)
               The Company has good and marketable title to all of its assets, free and clear of any liens or restrictions on use.
          (ii)
               All of the Company's assets are in good operating condition, subject to normal wear and tear and have been maintained in accordance with commercially reasonable practices.
          (iii)
               All of the Company's assets constitute all of the assets and properties known to the Company, which are necessary for the conduct of its business in the manner in which and to the extent to which such business was conducted prior to the date hereof.
   (10)
        Compliance with Laws . The Company is and has been in compliance in all material respects with all laws, regulations and orders applicable to its business. The Company has not been cited, fined or otherwise notified of any asserted past or present failure to comply with any laws, regulations or orders and no proceeding with respect to any such violation is pending or to its knowledge, threatened, which could result in liabilities which would materially and adversely affect the Company's ability to enter into and perform its obligation under this Agreement, or which would materially and adversely affect its business.

   (11)
        Tax Matters . All tax returns previously filed with respect to the Company, or any of its income, properties, franchises or operations have been filed, each such tax return has been prepared in compliance with all applicable laws and regulations, and all such tax returns are true and complete in all respects. All taxes due and payable by or with respect to the Company, whether or not reflected on the Tax Returns, have been paid or accrued on the current balance sheet.

   (12)
        Accuracy of Information Furnished to Buyer . No representation, statement or information made or furnished by the Company to Buyer in this Agreement contains any untrue statement of a material fact or omits or shall omit any material fact necessary to make the information contained therein not misleading.

   (13)
        Shares Issued and Outstanding . As of the date of the closing the Company will have a total 11,695,000 shares of Common Stock issued and outstanding, no shares of Preferred Stock issued and no outstanding stock options or stock purchase warrants

   3.2
        Representations of Buyer . Buyer hereby represents and warrants to Seller as follows:

   (1)
        Status . Buyer is an individual and deemed to be an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and possess the business and investment experience required to enter into this agreement.

   (2)
        Power and Authority . Buyer has the legal ability to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Buyer has taken all action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

   (3)
        Enforceability . This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

                                  ARTICLE 4

                            ADDITIONAL AGREEMENTS
                            ---------------------

   4.1
        Further Assurances . The Company shall, from time to time after the Closing Date when so requested by Buyer, perform, execute, acknowledge or deliver or cause to be performed, executed, acknowledged or delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required for assigning, transferring, granting, conveying, selling, assuring and confirming to Buyer and its successors and assigns, and for aiding and assisting in reducing to possession, the shares of Common Stock to Buyer as herein contemplated.

   4.2
        Indemnity .

        (1)
               The Company agrees to indemnify and hold harmless Buyer from and against any and all losses and expenses incurred or suffered by Buyer in connection with or arising from any breach by the Company of their representations, warranties and covenants in this Agreement.
        (2)
               Buyer agrees to indemnify and hold harmless the Company from and against any and all losses and expenses incurred or suffered by Seller and the Company in connection with or arising from any breach by Buyer of its representations, warranties and covenants in this Agreement.

                                ARTICLE 5

                              MISCELLANEOUS
                              -------------

   5.1
        Headings . The subject headings of the sections and subsections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

   5.2
        Modification and Waiver . This Agreement and the Exhibits attached hereto, constitute the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

   5.3
        Rights of Parties . This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

   5.4
        Notices . All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given by commercial messenger delivery service with signature verification of delivery, or on the third business day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To Seller and the Company at:

     Integrated Micrometallurgical Systems, Inc.
     7925 North Espe
     Spokane, WA 99217, USA

To Buyer at:

     Baysville International Limited
     17 Esplanade
     Saint Helier, Jersey JE23QA
     Channel Islands, GB

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

   5.5
        Governing Law . This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada.

   IN WITNESS WHEREOF, the parties to this Agreement have duly executed it on the day and year first above written.

Seller :

Integrated Micrometallurgical Systems, Inc.

By: /s/ H. Werner Huss
    -------------------------
    H. Werner Huss, President

Buyer :

Baysville International Limited

By: /s/ F.J. Deacon & D.R. Singleton
    ------------------------------------------------
    F.J. Deacon, Director & D.R. Singleton, Director


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                               SCHEDULE 1


Name                                  Number of Shares
----                                  ----------------
Baysville International Limited       400,000



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